                                                                    EXHIBIT 10.1

                            RELATIONSERVE MEDIA, INC.

                  2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

1.   PURPOSE.  The RelationServe  Media, Inc. 2005 Non-Employee  Directors Stock
     Option Plan (the  "Plan") is  established  effective  as of the 23rd day of
     June 2005, (the "Effective  Date") to create  additional  incentive for the non employee directors of RelationServe  Media, Inc., a Nevada corporation, and any  successor  corporation  thereto  (collectively  referred to as the
     "Company") to promote the financial success and progress of the Company and any present or future parent and/or subsidiary corporations of the Company.
     For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections  424(e) and 424(f) of the Internal  Revenue
     Code of 1986, as amended (the "Code").

2.   ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having  such  powers as shall be  specified  by the Board.  Any  subsequent references  herein  to the Board  shall  also  mean the  committee  if such committee has been appointed  and,  unless the powers of the committee have been  specifically  limited,  the committee shall have all of the powers of the Board  granted  herein,  including,  without  limitation,  the power to terminate  or amend the Plan at any time  subject  to the terms of the Plan and any  applicable  limitations  imposed by law.  The Board  shall have no authority,  discretion or power to select the non-employee directors of the
     Company who will receive  options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common  stock to be granted  under option or the time at which such options are to be granted,  to establish the duration of option grants, or to alter other terms or  conditions  specified  in the Plan,  except in the sense of administering  the Plan subject to the provisions of the Plan and except as is provided in Paragraph 7. All questions of  interpretation of the Plan or of any options  granted under the Plan (an "Option") shall be determined by the Board,  and such  determinations  shall be final and  binding  upon all persons  having an interest  in the Plan and/or any Option.  Any officer of the Company  shall have the  authority to act on behalf of the Company with respect  to  any  matter,  right,  obligation,  or  election  which  is the responsibility of or which is allocated to the Company herein, provided the officer  has  apparent  authority  with  respect  to  such  matter,  right, obligation, or election.

3.   ELIGIBILITY AND TYPE OF OPTION. Options may be granted only to directors of the  Company  who,  at the time of such  grant,  are not  employees  of the
     Company  or  of  any  parent  or  subsidiary  corporation  of  the  Company
     ("Non-Employee Directors"). Options granted to Non-Employee Directors shall be  non-qualified  stock options;  that is, options that are not treated as having been granted under section  422(b) of the Code. A person  granted an
     Option is hereinafter referred to as an "Optionee".

4.   SHARES  SUBJECT TO OPTION.  Options  shall be for the purchase of shares of authorized but unissued  common stock or treasury shares of common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below.  The maximum number of shares of Stock which may be issued under the
     Plan shall be two million  (2,000,000)  shares as follows:  (a) One million
     (1,000,000)  shall be reserved for issuance pursuant to Section 6(a)(i) and
     (b) One million  (1,000,000) shall be reserved pursuant to Section 6(a)(ii)
     and (iii),  collectively.  In the event that any outstanding Option for any reason  expires  or  is  terminated  and/or  shares  of  Stock  subject  to repurchase  are  repurchased  by the Company,  the shares  allocable to the unexercised  portion of such Option, or such repurchased  shares, may again be subject to an Option grant.

5.   TIME FOR GRANTING OPTIONS.  All Options shall be granted, if at all, within five (5) years from the Effective Date.

6.   TERMS, CONDITIONS AND FORM OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of
     Stock covered thereby (the "Option Agreement"), which written agreement may incorporate  all or any of the  terms of the Plan by  reference  and  shall comply with and be subject to the following terms and conditions:

          a.   AUTOMATIC   GRANT  OF  OPTIONS.   Subject  to   execution  by  an
               Non-Employee Director of an appropriate Option Agreement, Options shall be granted  automatically and without further action of the
               Board (subject to such additional terms and conditions as are set forth herein) as follows:

               i.   Each Non-Employee Director who is newly-elected or appointed
                    Chairman of the Board on or after the  Effective  Date shall at the time first  elected as Chairman  receive an Option to purchase one million  (1,000,000) shares of Stock. No Option
                    Agreement  shall be issued prior to stockholder  approval of this Plan, and if not so approved the award provided  hereby shall  be of no  effect  and the  Chairman  Option  shall be cancelled.

               ii.  Each person  (other than the  Chairman) who is newly elected or  appointed  as an  Non-Employee  Director on or after the
                    Effective Date shall be granted an Option on the day of such initial  election  or  appointment  (and not upon any future re-election  or  appointment)  to  purchase  Fifty  Thousand
                    (50,000) shares of Stock.

               iii. Each  person who  remains  an  Non-Employee  Director  for a period of two (2)  consecutive  years  following the date of initial  election or appointment  shall be granted an Option to purchase fifty thousand  (50,000)  shares of Stock on the two (2) year  anniversary  of such  Non-Employee  Director's initial election or appointment.

               iv.  Notwithstanding  the foregoing,  any person may elect not to receive an Option to be granted  pursuant to this  paragraph
                    6(a) by  delivering  written  notice of such election to the
                    Board no later  than the day prior to the date on which such
                    Option would otherwise be granted.  A person so declining an
                    Option shall  receive no payment or other  consideration  in lieu of such declined  Option.  A person who has declined an
                    Option may revoke such election by delivering written notice of such  revocation to the Board no later than the day prior to the date on which such Option  would be granted  pursuant to paragraph 6(a).

               v.   Notwithstanding  any  other  provision  of the  Plan  to the contrary,  no Option shall be granted to any individual on a day when he or she is no longer  serving as an  Non-Employee
                    Director of the Company.

          b.   OPTION EXERCISE PRICE.  The purchase price of each share of Stock purchasable  under an Option  shall be the Fair Market  Value (as defined  below) of such  share of Stock on the date the Option is granted.  "Fair  Market  Value" means the average of the high and low prices of  publicly  traded  shares of Stock,  rounded to the nearest cent, on the principal  national  securities  exchange on which  shares of Stock are  listed (if the shares of Stock are so listed),  or on the Nasdaq  Stock  Market (if the shares of Stock are regularly  quoted on the Nasdaq Stock Market),  or, if not so listed or regularly quoted,  the mean between the closing bid and
               asked  prices  of  publicly   traded   shares  of  Stock  in  the
               over-the-counter  market,  or, if such bid and asked prices shall not  be  available,  as  reported  by any  nationally  recognized quotation  service  selected by the Company,  or as determined by the Board in a manner consistent with the provisions of the Code.
               Anything in this Section 6(b) to the contrary notwithstanding, in no event  shall  the  purchase  price of a share of Stock be less than the minimum price  permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

          c.   EXERCISE PERIOD AND EXERCISABILITY OF OPTIONS.  An Option granted pursuant to Section  6(a)(i),  6(a)(ii) or  6(a)(iii) of the Plan
               shall  be  exercisable  for a term  of ten  (10)  years.  Options granted  pursuant  to Section  6(a)(i)  of the Plan shall  become exercisable on the six months anniversary of the date of approval of this Plan by the stockholders of the Company.  Options granted pursuant  to  Section  6(a)(ii)  or  6(a)(iii)  of the Plan shall become  exercisable as to fifty (50%) percent on the day which is one (1) year from the date on which the  Option was  granted  and the  remaining  fifty (50%)  percent on the date which is two (2)
               years from the date the Option was granted.

          d.   TERMINATION   OF  OPTIONEE.   In  the  event  of  an   Optionee's
               termination  as Chairman or as director for any reason other than as a result of death or disability of the Optionee (in which case of death or  disability  all Options that have become vested will remain  exercisable  for the earlier of twelve (12) months or the expiration date of the Options). All Options that have not become vested  and  exercisable  as of the  date  of such  cessation  of
               Service  shall be  forfeited  and to the extent that such Options

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               have become vested and  exercisable as of such date, such Options must be exercised,  if at all,  within ninety (90) days after the
               Optionee's  termination,  after  which  time such  Options  shall automatically  terminate;  provided,  however,  in the  event  an
               Optionee ceases being a director  because the Optionee's  service was  terminated  by removal or breach of any  agreement  with the
               Company,   all  Options  granted  hereunder  (whether  vested  or
               unvested) shall terminate immediately.

          e.   PAYMENT OF OPTION EXERCISE. Payment of the exercise price for the number of shares of Stock being purchased  pursuant to any Option shall be made in cash,  by check or such other  instrument as may be acceptable to the Board.

          f.   TRANSFER OF CONTROL.  A "Transfer of Control"  shall be deemed to have  occurred  in the event  any of the  following  occurs  with respect to the Company:

               (i)   a merger or  consolidation  in which the Company is not the surviving corporation;

               (ii)  a merger  or  consolidation  in which  the  Company  is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or  indirectly,  at  least  a  majority  of the  beneficial interest  in the  voting  stock of the  Company  after such merger or consolidation;

               (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company  other than a sale,  exchange, or  transfer  to one or more  subsidiary  corporations  (as defined in paragraph 1 above) of the Company;

               (iv)  the direct or indirect sale or exchange by the stockholders of the Company of all or substantially  all of the stock of the Company where the  stockholders  of the Company  before
                     such  sale  or  exchange   do  not   retain,   directly  or
                     indirectly,  at least a majority of the beneficial interest in the  voting  stock of the  Company  after  such  sale or exchange; or

               (v)   a liquidation or dissolution of the Company.

               In the event of a  Transfer  of  Control,  any  unexercisable  or unvested  portion  of the  outstanding  Options  shall be  immediately exercisable  and  vested in full as of the date ten (10) days prior to the expected date of the Transfer of Control.  The exercise or vesting of any Option that was permissible  solely by reason of this paragraph
          6(f) shall be  conditioned  upon the  consummation  of the Transfer of
          Control.  In  addition,  the  surviving,  continuing,   successor,  or
          purchasing  corporation or parent corporation thereof, as the case may be (the  "Acquiring  Corporation"),  may either  assume the  Company's rights and  obligations  under  outstanding  Options or substitute for outstanding Options substantially equivalent options for the Acquiring
          Corporation's  stock.  For purposes of this paragraph  6(e), an Option shall be deemed  assumed if,  following  the Transfer of Control,  the
          Option  confers the right to acquire in accordance  with its terms and conditions,  for each share of Stock subject to the Option immediately prior to the Transfer of Control,  the  consideration  (whether stock, cash or other  securities or property) to which a holder of a share of
          Stock on the  effective  date of the Transfer of Control was entitled.
          Any Options  which are  neither  assumed  nor  substituted  for by the
          Acquiring  Corporation in connection  with the Transfer of Control nor exercised  as of the date of the Transfer of Control  shall  terminate and cease to be  outstanding  effective as of the date of the Transfer of Control.

          g.   STOCKHOLDER  APPROVAL.  No Option may be granted  pursuant to the
               Plan prior to obtaining stockholder approval of the Plan.

7.   AUTHORITY TO VARY TERMS.  The Board shall have the  authority  from time to time to vary the terms of the Option  Agreements  either in connection with the grant of an individual  Option or in connection with the  authorization of a new  standard  form or forms of Option;  provided,  however,  that the terms and  conditions of such revised or amended  standard form or forms of stock option  agreement  shall be in accordance with the terms of the Plan.
     Such authority shall include, but not be limited to, the authority to grant
     Options which are immediately exercisable subject to the Company's right to

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     repurchase  any  unvested  shares  of Stock  acquired  by the  Optionee  on exercise of an Option in the event such  Optionee's  service as director of the Company is terminated for any reason.

8.   EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the  number and class of shares of Stock  subject to the Plan,  the number  of  shares  to be  granted  under  the Plan and to any  outstanding
     Options and in the Option exercise price of any outstanding  Options in the event of a stock  dividend,  stock split,  recapitalization,  reverse stock split,  combination,  reclassification,  or  like  change  in  the  capital structure of the Company.

9.   TRANSFERABILITY OF OPTIONS.

          a.   Except as provided in paragraph  9(b), an Option may be exercised during the lifetime of the  Optionee  only by the Optionee or the
               Optionee's  guardian  or  legal  representative  and  may  not be assigned or  transferred  in any manner  except by will or by the laws of descent and distribution.

          b.   Notwithstanding the foregoing,  with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as defined below),
               (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate  Family  Members,  (iii) a partnership in which the Optionee and/or one or more Immediate  Family Members are the only  partners,  or (iv) such other person or entity as the Board may permit (individually, a "Permitted Transferee"). For purposes of this paragraph 9(b) "Immediate  Family Members" shall mean the
               Optionee's  spouse,  former  spouse,  children or  grandchildren, whether natural or adopted. As a condition to such transfer, each
               Permitted  Transferee to whom the Option or any interest  therein is transferred  shall agree in writing (in a form satisfactory to the  Company) to be bound by all of the terms and  conditions  of the Option  Agreement  evidencing  such Option and any additional restrictions or conditions as the Company may require.  Following the transfer of an Option, the term "Optionee" shall refer to the
               Permitted   Transferee,   except   that,   with  respect  to  any
               requirements of continued  Service or provision for the Company's tax  withholding  obligations,  such  term  shall  refer  to  the original Optionee. The Company shall have no obligation to notify a Permitted  Transferee  of any  termination  of the  transferred
               Option,   including  an  early  termination  resulting  from  the
               termination  of Service of the  Original  Optionee.  A  Permitted
               Transferee shall be prohibited from making a subsequent  transfer of a  transferred  Option  except to the original  Optionee or to another permitted Transferee or as provided in paragraph 9(a).

10.  RE-PRICING OF OPTIONS / REPLACEMENT OPTIONS

               The  Company   shall  not  re-price  any  Options  or  issue  any
               replacement  Options  unless  the  Option  re-pricing  or  Option replacement shall have been approved by the holders of a majority of the outstanding shares of the Company.

11.  TERMINATION OR AMENDMENT OF PLAN.

          a.   The Board,  including any duly appointed  committee of the Board, may terminate or amend the Plan at any time;  provided,  however, that  without the  approval of the  stockholders  of the Company, there shall be no increase in the total number of shares of Stock covered by the Plan  (except by operation  of the  provisions  of paragraph 8 above).  In any event,  no  amendment  may  adversely affect any then outstanding  Option,  or any unexercised  portion thereof, without the consent of the Optionee.

          b.   It is the  intention  of the Board that the Plan comply  strictly with the  provisions  of  Section  409A of the Code and  Treasury
               Regulations   and  other  Internal   Revenue   Service   guidance
               promulgated  thereunder  (the "Section 409A Rules") and the Board shall exercise its discretion in granting Options  hereunder (and the terms of such Options) accordingly. The Plan and any grant of

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               an Option hereunder may be amended from time to time (without, in the case of an Option,  the  consent of the  Optionee)  as may be necessary or appropriate to comply with the Section 409A Rules.

                                                       Adopted:  August 9, 2005

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